授权委托书
Power of Attorney

本公司，___________________，一家依照中国法律设立和存在的有限责任公司，地址为：___________________，系拥有内蒙古准格尔热力有限责任公司（“热力”）____%股权（“本公司股权”）的股东，就本公司股权，特此不可撤销地授权北京特弘能源技术咨询有限公司（“WFOE”）在本授权委托书的有效期内行使如下权利：
We, ___________________, a limited liability company duly incorporated and existing under the laws of China, with its address at ____________________, and a holder of ____% of the entire registered capital in Inner Mongolia Zhunger Heat Power Co., Ltd. ("Heat Power") ("Our Shareholding"), hereby irrevocably authorize Beijing Tehong Energy Technology Consulting Co., Ltd ("WFOE") to exercise the following rights relating to Our Shareholding during the term of this Power of Attorney:

授权WFOE作为本公司唯一的排他的代理人就有关本公司股权的事宜全权代表本公司行使包括但不限于如下的权利：1）参加热力的股东会；2）行使按照法律和热力章程规定本公司所享有的全部股东权利和股东表决权，包括但不限于出售或转让或质押或处置本公司股权的全部或任何一部分；以及3）作为本公司的授权代表指定和任命热力的法定代表人、董事、执行董事、监事、经理以及其他高级管理人员等。
WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning Our Shareholding, including without limitation to: 1) attend shareholders' meetings of Heat Power; 2) exercise all the shareholder's rights and shareholder's voting rights I am entitled to under the laws of China and Heat Power's Articles of Association, including but not limited to the sale or transfer or pledge or disposition of Our Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the director, executive director, supervisor, the manager and other senior management members of Heat Power.

WFOE将有权在授权范围内代表本公司签署独家购买权合同（本公司应要求作为合同方）中约定的转让合同，如期履行本公司作为合同一方的与本授权委托书同日签署的股权质押合同和独家购买权合同，该权利的行使将不对本授权形成任何限制。
Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Share Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which I am a party.

秘密文件 Strictly Confidential

WFOE就本公司股权的一切行为均视为本公司的行为，签署的一切文件均视为本公司签署，本公司会予以承认。
All the actions associated with Our Shareholding conducted by WFOE shall be deemed as my own actions, and all the documents related to Our Shareholding executed by WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WFOE.

WFOE有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本公司或获得本公司的同意。
WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

在本公司为热力的股东期间，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。
This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Heat Power.

本授权委托书期间，本公司特此放弃已经通过本授权委托书授权给WFOE的与本公司股权有关的所有权利，不再自行行使该等权利。
During the term of this Power of Attorney, I hereby waive all the rights associated with Our Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。
This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

公司名____________
Name _____________

签署：
By: ______________
2010年11月30 日
November 30, 2010

见证人
Witness: _________________
姓名：
Name:
2010年  月   日
__________, 2010

秘密文件 Strictly Confidential